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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2006

                       THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           TEXAS                      1-10671                  76-0319553
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


                        1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
              (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

On March 13, 2006, James R. Montague notified The Meridian Resource Corporation (the "Company") that he was resigning from the Board of Directors of the Company to pursue other business interests. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company appreciates Mr. Montague's service on its Board of Directors.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE MERIDIAN RESOURCE CORPORATION
                                           (Registrant)



                                           By:  /s/  Lloyd V. DeLano
                                                --------------------------
                                                Lloyd V. DeLano
                                                Senior Vice President
                                                and Chief Accounting Officer



Date:  March 17, 2006